UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): April 24, 2007
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645 (Commission File Number)	74-1787539 (IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Amended and Restated Employment Agreement - L. Lowry Mays
Amended and Restated Employment Agreement - Mark P. Mays
Amended and Restated Employment Agreement - Randall T. Mays

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 8.01 Other Events
     As reported in Clear Channel Communications, Inc.’s (the “Company”) definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2007, the Company entered into amended and restated employment agreements (the “Amended and Restated Agreements”) on April 24, 2007, with its three senior executives, L. Lowry Mays (Chairman), Mark Mays (Chief Executive Officer) and Randall Mays (President and Chief Financial Officer). These agreements amended and restated existing employment agreements originally entered into on October 1, 1999, subsequently amended and restated on March 10, 2005 and further amended on November 16, 2006, between the Company and the three executives.
     On November 16, 2006, the Company entered into an Agreement and Plan of Merger between the Company, BT Triple Crown Merger Co., B Triple Crown Finco, LLC, and T Triple Crown Finco, LLC. If the merger contemplated by that agreement or any transaction qualifying as a “Superior Proposal” as defined in the merger agreement is consummated, the Amended and Restated Agreements will be void and the prior agreements (as amended on November 16, 2006) will continue in effect.
     The Amended and Restated Agreements principally do the following (1) restate the existing employment agreements as amended through April 24, 2007, (2) make clarifying and other changes that do not materially alter the terms of employment and (3) amend certain payments to be made to each executive if the executive is terminated by us without “Cause” (as defined in the Amended and Restated Agreement) or the executive resigns for “Good Reason” (as defined in the Amended and Restated Agreement). These changes include the following:
•	each executive has agreed to reduce the lump-sum cash payment payable in such an event to an amount equal to 2.99 times (reduced from 7 times) the sum of the executive’s base salary and bonus (using the highest bonus paid to executive in the five years preceding the termination),

•	each executive has relinquished the right to receive a federal and state income-tax “gross-up” payment in connection with amounts payable upon termination, and

•	each executive has relinquished the right to receive options to purchase 1,000,000 shares of common stock of the Company (or alternatively, the right to receive an equivalent value in restricted shares of common stock the Company) upon termination.
The amendments do not affect the other payments or benefits provided for in the employment agreements in the case of termination by the Company without Cause or by the Executive for Good Reason.
     Copies of the Amended and Restated Employment Agreements referenced in this Item 8.01 are attached hereto as exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
10.1	Amended and Restated Employment Agreement, dated April 24, 2007, by and between L. Lowry Mays and Clear Channel Communications, Inc.

10.2	Amended and Restated Employment Agreement, dated April 24, 2007, by and between Mark P. Mays and Clear Channel Communications, Inc.

10.3	Amended and Restated Employment Agreement, dated April 24, 2007, by and between Randall T. Mays and Clear Channel Communications, Inc.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: April 30, 2007	By:	/s/ Herbert W. Hill
Herbert W. Hill,
SVP — Chief Accounting Officer

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INDEX TO EXHIBITS
10.1	Amended and Restated Employment Agreement, dated April 24, 2007, by and between L. Lowry Mays and Clear Channel Communications, Inc.

10.2	Amended and Restated Employment Agreement, dated April 24, 2007, by and between Mark P. Mays and Clear Channel Communications, Inc.

10.3	Amended and Restated Employment Agreement, dated April 24, 2007, by and between Randall T. Mays and Clear Channel Communications, Inc.